                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

                             CLAIRE'S STORES, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          _______________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          _______________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          _______________________________________________________

     (5)  Total fee paid:

          _______________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          _______________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          _______________________________________________________

     (3)  Filing Party:

          _______________________________________________________

     (4)  Date Filed:

          _______________________________________________________

____________
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                             CLAIRE'S STORES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 14, 2001
                            ------------------------

DATE:    Thursday, June 14, 2001
TIME:    9:30 a.m., New York City Time
PLACE:   Pierre Hotel
         Wedgewood Room
         2 East 61st Street
         New York, New York

     At the meeting, shareholders will act on the following matters:

     1. Election of seven directors to serve, each for a one-year term; and

     2. Any other matters properly brought before the shareholders at the meeting.

     Shareholders of record at the close of business on April 26, 2001 are entitled to notice of, and to vote at the meeting or at any postponements or adjournments of the meeting.

                                          By order of the Board of Directors,

                                          HAROLD E. BERRITT
                                          Secretary

May 9, 2001

                             YOUR VOTE IS IMPORTANT

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
About the Meeting...........................................     1
     What is the purpose of the annual meeting?.............     1
     Who is entitled to notice of, and to vote at the
      meeting?..............................................     1
     Who can attend the meeting?............................     1
     What constitutes a quorum?.............................     1
     How do I vote?.........................................     2
     Can I vote by telephone or electronically?.............     2
     Can I change my vote after I return my proxy
      card(s)?..............................................     2
     What are the board's recommendations?..................     2
     What vote is required to approve each item?............     2
     What are the effect of "broker non-votes"?.............     3
     Who pays for the preparation of the proxy?.............     3
     Can I see a list of the shareholders entitled to
      vote?.................................................     3
     What should I have received to enable me to vote?......     3
Stock Ownership.............................................     4
Election of Directors.......................................     8
Management..................................................     9
     Report of the Audit Committee..........................    10
Executive Compensation......................................    12
     Board Report on Executive Compensation.................    15
Corporate Performance Graph.................................    18
Relationship With Our Independent Auditors..................    19
Fees Paid to Our Independent Auditors.......................    19
Miscellaneous...............................................    19
Information Concerning Shareholder Proposals................    20
Other Matters...............................................    20
Appendix A  -- Audit Committee Charter......................   A-1

                             CLAIRE'S STORES, INC.
                              3 S.W. 129TH AVENUE
                         PEMBROKE PINES, FLORIDA 33027

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This proxy statement contains information related to our annual meeting of shareholders to be held on June 14, 2001, beginning at 9:30 a.m. New York City time, in the Wedgewood Room of the Pierre Hotel, 2 East 61st Street, New York, New York, and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy or proxies, as the case may be, are first being sent to shareholders is May 14, 2001. You should review this information in conjunction with our 2001 annual report to shareholders which accompanies this proxy statement.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of seven directors. In addition, our management will report on the performance of Claire's during fiscal 2001 and respond to questions from shareholders.

WHO IS ENTITLED TO NOTICE OF, AND TO VOTE AT THE MEETING?

     Only shareholders of record at the close of business on the record date, April 26, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock and Class A common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon and each outstanding share of Class A common stock entitles its holder to cast ten votes on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate combined voting power of the shares of common stock (one vote per share) and Class A common stock (ten votes per share) outstanding as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 45,928,561 shares of our common stock were outstanding and 2,733,511 shares of our Class A common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.

     If less than a majority of the aggregate combined voting power of the outstanding shares of common stock and Class A common stock entitled to vote are represented at the meeting, a majority of the votes present, either in person or by proxy, at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card(s), and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card(s) in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

     The deadline for voting by telephone or electronically is 11:59 p.m. on June 13, 2001.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD(S)?

     Yes. Even after you have submitted your proxy card(s), you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card(s) bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy or proxies, as the case may be.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card(s), the persons named as proxy holders on the proxy card(s) will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

     - for the election of the nominated slate of directors. See "Election of Directors," page 8.

     The board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate nominees for director. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, is required for the election of directors.

A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

     OTHER ITEMS. In the event other items are properly brought before the shareholders at the meeting, the affirmative vote of a majority of the votes cast (either in person or by proxy) at the meeting by the holders of the outstanding shares of common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

WHAT ARE THE EFFECT OF "BROKER NON-VOTES"?

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

     We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of both classes of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

CAN I SEE A LIST OF THE SHAREHOLDERS ENTITLED TO VOTE?

     Any shareholder of record as of the record date may look at the complete list of the shareholders that are entitled to vote at the annual meeting so long as it is for a purpose germane to the annual meeting. The list will be available in these circumstances, during normal business hours, at our offices located at 350 Fifth Avenue, New York, New York 10118 for a period of ten days prior to the meeting and at the meeting itself.

WHAT SHOULD I HAVE RECEIVED TO ENABLE ME TO VOTE?

     Your package from us should contain this proxy statement, the accompanying notice of annual meeting, a common stock proxy card and/or a Class A common stock proxy card, as applicable, and our 2001 annual report to shareholders. This package is being mailed on or about May 14, 2001.

                                STOCK OWNERSHIP

     The following table shows the number of shares of common stock and Class A common stock beneficially owned as of April 26, 2001 by the following individuals or groups:

     - each person who we know beneficially owns more than 5% of either class of our common stock;

     - each director;

     - each nominee for director;

     - each current executive officer named in the Summary Compensation Table on page 12; and

     - all of our directors and executive officers as a group.

     Unless otherwise indicated, the address for each named person is c/o Claire's Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027 and each named person has sole voting and investment power over the shares shown below.

     The number of shares beneficially owned by each named person is based upon information in documents filed by such person with the Securities and Exchange Commission, other publicly available information or information available to us. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The percentage of each class is calculated based upon the total number of shares of each class outstanding on April 26, 2001, plus the total number of outstanding options held by such person that are exercisable within 60 days of that date. Shares issuable upon exercise of outstanding options, however, are not deemed outstanding for purposes of computing percentage ownership of any other person.

                                                                             SHARES OF
                                                SHARES OF                     CLASS A
                                               COMMON STOCK                 COMMON STOCK
                                               BENEFICIALLY   PERCENT OF    BENEFICIALLY   PERCENT OF
NAME AND ADDRESS                                  OWNED         CLASS          OWNED         CLASS
----------------                               ------------   ----------    ------------   ----------
Rowland Schaefer(17).........................   4,188,698(1)     9.1%         1,780,408(2)    65.1%

Kayne Anderson Rudnick.......................   3,172,436        6.9                 --         --
  Investment Management, LLC(3)
  1800 Avenue of the Stars,
  Second Floor
  Los Angeles, California 90067

Capital Research and Management Company(4)...   2,700,000        5.9                 --         --
  333 South Hope Street
  Los Angeles, California 90071

SMALLCAP World Fund, Inc.(4).................   2,600,000        5.7                 --         --
  333 South Hope Street
  Los Angeles, California 90071

FMR Corp.(5).................................   2,306,600        5.0                            --
  82 Devonshire Street
  Boston, Massachusetts 02109

Ira D. Kaplan(17)............................     215,180(6)       *                 --         --

                                                                             SHARES OF
                                                SHARES OF                     CLASS A
                                               COMMON STOCK                 COMMON STOCK
                                               BENEFICIALLY   PERCENT OF    BENEFICIALLY   PERCENT OF
NAME AND ADDRESS                                  OWNED         CLASS          OWNED         CLASS
----------------                               ------------   ----------    ------------   ----------
Sylvia Schaefer..............................   4,188,698(7)     9.1          1,780,408(8)    65.1

Bruce G. Miller(19)..........................     185,750          *                 --         --
  220 South Orange Avenue
  Livingston, New Jersey 07039

Irwin L. Kellner, Ph.D.(19)..................         500          *                 --         --
  c/o Hofstra University
  Hempstead, New York 11549

Steven H. Tishman(19)........................       1,000          *                 --         --
  c/o Robertson Stephens
  1633 Broadway
  New York, New York 10019

E. Bonnie Schaefer(17).......................      50,000(9)       *                 --(10)      --

Marla L. Schaefer(17)........................      50,000(11)      *              5,692(12)       *

Mark Smith(18)...............................      25,278(13)      *                 --         --

Charles L. Ruffner...........................   1,503,562(14)    3.3            375,889(15)    13.8
  c/o Charles L. Ruffner, P.A.
  601 Brickell Key Drive
  Suite 507
  Miami, Florida 33131

All directors and current executive officers    4,716,406(16)   10.2          1,786,100       65.3
  as a group (8 persons).....................

---------------

   * Less than 1% of the shares outstanding of such class.

 (1) Includes (i) 142 shares held by Schaefer Family Holdings, Inc., a corporation whose controlling shareholder is Mr. Schaefer, (ii) 1,991,164 shares held by RS Family Limited Partnership, a limited partnership whose sole general partner is a corporation controlled by Mr. Schaefer, (iii) 1,588,655 shares held by RS Family Limited Partnership No. 2, a limited partnership whose sole general partner is a corporation controlled by Mr. Schaefer, and (iv) 608,737 shares held by The Rowland Schaefer Trust U/A DTD 03/05/99, which is revocable by Mr. Schaefer and of which he is the settlor, principal beneficiary and sole trustee. Also includes 88,125 shares subject to currently exercisable options. Does not include 1,503,562 shares held in a trust for the benefit of his children, including Bonnie and Marla Schaefer. Mr. Schaefer disclaims beneficial ownership of all these shares.

 (2) Includes 1,780,408 shares held in a trust for the benefit of Mr. Schaefer's wife for which he is the trustee. Does not include 189,843 shares held in a trust for the benefit of his children, including Bonnie and Marla Schaefer, for which Northern Trust Bank is the trustee. Does not include 375,889 shares held in a trust for the benefit of his children, including Bonnie and Marla Schaefer. Mr. Schaefer disclaims beneficial ownership of these shares.

 (3) Based on a Schedule 13G dated February 9, 2001 filed with the SEC by Kayne Anderson Rudnick Investment Management, LLC. The Schedule 13G indicates that at December 29, 2000, 3,172,436 shares of our common stock were owned by accounts managed by Kayne Anderson Rudnick Investment Management, in its capacity as an investment adviser. Kayne Anderson Rudnick Investment Management disclaims beneficial ownership of these shares.

 (4) Based on a Schedule 13G dated February 9, 2001 filed with the SEC jointly by Capital Research and Management Company and SMALLCAP World Fund, Inc. The Schedule 13G indicates that at December 29, 2000, 2,700,000 shares of our common stock were beneficially owned by various registered investment companies to which Capital Research and Management Company acted as an investment adviser, including 2,600,000 shares beneficially owned by SMALLCAP World Fund, Inc. Capital Research and Management Company disclaims beneficial ownership of all of these shares.

 (5) Based upon Amendment No. 3 to Schedule 13G dated February 13, 2001 filed with the SEC jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. Mr. Johnson is chairman and Ms. Johnson is a director of FMR Corp. and may be deemed to be members of a controlling group with respect to FMR Corp. The Amendment to Schedule 13G indicates that at December 29, 2000,
     (i) Fidelity Management and Research Company, a wholly owned subsidiary of FMR Corp., was the beneficial owner of 2,251,600 shares of our common stock in its capacity as an investment adviser to various registered investment companies (the power to vote such shares resides solely with the boards of trustees of those investment companies, while the power to dispose of such shares resides with each of Mr. Johnson and FMR Corp.), and (ii) Fidelity Management Trust Company, a bank that is wholly owned by FMR Corp., was the beneficial owner of 55,000 shares of our common stock (the power to vote or dispose of such shares resides with each of Mr. Johnson and FMR. Corp.).

 (6) Includes 81,755 shares issuable upon the exercise of currently exercisable stock options and options exercisable within 60 days.

 (7) Includes the shares beneficially owned by Mr. Schaefer referred to in footnote (1) to the table. Does not include 1,503,562 shares held in a trust for the benefit of Mrs. Schaefer's children, including Bonnie and Marla Schaefer. Mrs. Schaefer disclaims beneficial ownership as to these shares.

 (8) Includes 1,780,408 shares held in a trust for the benefit of Mrs. Schaefer and her husband for which her husband is the trustee. Does not include 189,843 shares held in a trust for the benefit of Mrs. Schaefer's children, including Bonnie and Marla Schaefer, for which Northern Trust Bank is the trustee, nor 375,889 shares held in a trust for the benefit of Mrs. Schaefer's children, including Bonnie and Marla Schaefer. Mrs. Schaefer disclaims beneficial ownership as to these shares.

 (9) Includes 50,000 shares subject to currently exercisable stock options and options exercisable within 60 days. Does not include 501,187 shares held for the benefit of Ms. Schaefer under the trust referred to in footnotes
     (1) and (7) to the table, as to which Ms. Schaefer has no present voting or investment power.

(10) Does not include 163,264 shares held for the benefit of Ms. Schaefer under the trusts referred to in footnotes (2) and (8) to the table, as to which Ms. Schaefer has no present voting or investment power.

(11) Includes 50,000 shares subject to currently exercisable stock options and options exercisable within 60 days. Does not include 501,187 shares held for the benefit of Ms. Schaefer under the trust referred to in footnotes
     (1) and (7) to the table, as to which Ms. Schaefer has no present voting or investment power.

(12) Does not include 163,264 shares held for the benefit of Ms. Schaefer under the trusts referred to in footnotes (2) and (8) to the table, as to which Ms. Schaefer has no present voting or investment power.

(13) Includes an aggregate of 7,778 shares issuable upon the exercise of stock options currently exercisable and exercisable within 60 days.

(14) Represents 1,503,562 shares held in a trust for the benefit of certain of Mr. and Mrs. Schaefer's children for which Mr. Ruffner is the trustee and as to which shares he disclaims beneficial ownership.

(15) Represents 375,889 shares held in a trust for the benefit of certain of Mr. and Mrs. Schaefer's children for which Mr. Ruffner is trustee and as to which shares he disclaims beneficial ownership.

(16) Includes an aggregate of 269,880 shares issuable upon the exercise of stock options currently exercisable and exercisable within 60 days.

(17) The named individual is a director, a nominee for director and an executive officer of Claire's.

(18) The named individual is an executive officer of our subsidiary, Claire's Accessories UK, Ltd.

(19) The named individual is a director and a nominee for director.

                             ELECTION OF DIRECTORS

     The seven persons set forth below, each of whom is currently a director, are proposed to be re-elected as directors at the annual meeting. If elected, each of these directors will hold office until the next annual meeting of shareholders in the year 2002 or until his or her successor is duly elected and qualified. If a nominee becomes unavailable to serve as a director, the board may designate a substitute nominee.

     GENERAL INFORMATION ABOUT NOMINEES. All of the nominees are currently directors. Each has agreed to be named in this proxy statement and to serve as a director if elected. The following table sets forth certain information with respect to the director nominees. For additional information regarding the nominees for director who also serve as executive officers of ours, see "Management."

                                                         PRESENT POSITION                 DIRECTOR OF
                                                   WITH THE COMPANY, PRINCIPAL            THE COMPANY
NAME                                AGE         OCCUPATION AND BUSINESS EXPERIENCE           SINCE
----                                ---   ----------------------------------------------  -----------
Rowland Schaefer..................  84    President, Chief Executive Officer and             1961
                                            Chairman of the Board of Directors of Claire's

Ira D. Kaplan.....................  42    Senior Vice President and Chief Financial          1999
                                            Officer of Claire's

Bruce G. Miller...................  59    Director of Claire's; Managing Director,           1983
                                            Financial Institutions Group, of Ryan, Beck &
                                            Co., LLC since July 1992

Irwin L. Kellner, Ph.D............  62    Director of Claire's; Chief Economist of CBS       1998
                                            Marketwatch since April 1998; Weller
                                            Professor of Economics at Hofstra University
                                            since August 1997; Chief Economist of Chase
                                            Manhattan's Regional Bank from January 1996
                                            until February 1997; Chief Economist of
                                            Chemical Bank from January 1992 until
                                            January 1996; Chief Economist of
                                            Manufacturers Hanover Trust from June 1980
                                            until January 1992

Steven H. Tishman.................  44    Director of Claire's; Managing Director of         1998
                                            Robertson Stephens since November 1999; Senior
                                            Managing Director of Bear, Stearns & Co.
                                            Inc. from July 1993 until November 1999

Marla L. Schaefer (1).............  51    Vice Chairman of the Board of Directors of         1990
                                            Claire's since March 1998; Senior Vice
                                            President of Claire's Boutiques since April
                                            1998; Vice President of Fashion
                                            Merchandising of Claire's Boutiques from
                                            April 1990 until April 1998

E. Bonnie Schaefer (1)............  48    Vice Chairman of the Board of Directors of         1998
                                            Claire's since January 1999; Vice
                                            President -- Real Estate of Claire's
                                            Boutiques since 1994

---------------

(1) Ms. Schaefer is the daughter of Mr. Rowland Schaefer, our President, Chief Executive Officer and Chairman of the Board.

     VOTE REQUIRED. The election of directors will be decided by a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class.

     The board of directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship to be elected is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominee and for such other person as may be designated by the board of directors, unless directed by a proxy to do otherwise.

     THE BOARD RECOMMENDS SHAREHOLDERS TO VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                                   MANAGEMENT

     The following table sets forth the names, ages, positions and backgrounds of our current executive officers, including an executive officer of Claire's Accessories UK, Ltd. Each of these executive officers serves until the election and qualification of such individual's successor or until his or her death, resignation or removal by the board of directors of the respective company.

NAME                                   AGE                           POSITION
----                                   ---   --------------------------------------------------------
                                             Chairman of the Board, President and Chief Executive
Rowland Schaefer.....................  84    Officer

Ira D. Kaplan........................  42    Senior Vice President and Chief Financial Officer

Marla L. Schaefer....................  51    Vice Chairman of the Board

E. Bonnie Schaefer...................  48    Vice Chairman of the Board

Mark Smith...........................  43    Chief Executive of Claire's Accessories UK, Ltd.

     ROWLAND SCHAEFER has been our Chairman of the Board, President and Chief Executive Officer since our inception in 1961.

     IRA D. KAPLAN has been our Chief Financial Officer since September 1990 and our Senior Vice President since April 1997.

     MARLA L. SCHAEFER has been Vice Chairman of our Board since March 1998 and Senior Vice President of Claire's Boutiques, Inc. since April 1998. Ms. Schaefer served as Vice President of Fashion Merchandising of Claire's Boutiques, Inc. from April 1990 until April 1998.

     E. BONNIE SCHAEFER has been Vice Chairman of our Board since January 1999 and Vice President -- Real Estate of Claire's Boutiques, Inc. since 1994.

     MARK SMITH has been the Chief Executive of Claire's Accessories UK, Ltd. since February 1996. From September 1986 until our acquisition of Bow Bangles, PLC in February 1996, Mr. Smith served as the Chief Executive of Bow Bangles, PLC.

MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

     Our business is managed under the direction of the board. The board meets during our fiscal year to review significant developments affecting us and to act on matters requiring board approval. The board held six formal meetings during the fiscal year ended February 3, 2001. All of our directors attended at least 75% of the board meetings.

     The board has a standing audit committee, which currently consists of Dr. Kellner and Messrs. Miller and Tishman. The members of the audit committee are independent as defined by the listing standards of the New York Stock Exchange. The audit committee represents the board in its relations with our independent public accountants and overseas the financial reporting and disclosures prepared by our management. The functions of the audit committee and its activities during fiscal 2001 are described below under the heading "Report of the Audit Committee."

     The board has a stock option committee, which currently consists of Dr. Kellner and Messrs. Miller and Tishman. The stock option committee is responsible for administering the Company's stock option plans. During fiscal 2001, the stock option committee met two times.

     During fiscal 2001, the board appointed a special compensation committee, consisting of Dr. Kellner and Messrs. Miller and Tishman, for the sole purpose of developing and recommending to the board an incentive compensation plan for our Chairman. Upon the special compensation committee's recommendation, the board approved, and submitted for shareholder approval, the 2000 Incentive Compensation Plan for our Chairman of the Board. Our shareholders approved this Incentive Compensation Plan at last year's annual meeting. The special compensation committee is responsible for administering this plan. During fiscal 2001, the special compensation committee did not meet.

     The board does not have a standing executive, nominating or compensation committee (except for the stock option committee and special compensation committee described above) or any other committee performing a similar function. The functions customarily attributable to these committees are performed by the board as a whole.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The audit committee's role is to act on behalf of the board of directors in the oversight of all material aspects of our corporate financial reporting and our external audit, including, among other things, our internal control structure, the results and scope of the annual audit and other services provided by our independent auditors and our compliance with legal requirements that have a significant impact on our financial reports. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls, the audit committee consults with management and our independent auditors regarding the preparation of financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the audit committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent auditors. A full description of the audit committee's primary responsibilities, operating principles and relationship with internal and external auditors is contained in the Audit Committee Charter that it has adopted, which is attached to this proxy statement as Appendix A. During fiscal 2001, the audit committee met one time.

     In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2001 with management including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2001 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61, including the auditors' judgments as to the quality, not just the acceptability, of our accounting principles. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board No. 1 and has discussed with the independent auditors their independence from management and Claire's. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to Claire's is compatible with maintaining the auditors' independence.

     The members of the audit committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to above do not assure that the audits of the financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the auditors are in fact "independent."

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements for fiscal 2001 be included in the Annual Report on Form 10-K for the year ended February 3, 2001 for filing with the SEC.

                         MEMBERS OF THE AUDIT COMMITTEE
                            Irwin L. Kellner, Ph.D.
                                Bruce G. Miller
                               Steven H. Tishman

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation awarded to, earned by or paid to our chief executive officer and four other of our other most highly compensated executive officers (one of whom is an executive officer of our wholly owned subsidiary, Claire's Accessories UK, Ltd.) who served in such capacities as of February 3, 2001 and one of our former executive officers, collectively referred to below as the "named executive officers," for services rendered to us during each of the past three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                             -------------------------------------
                                          ANNUAL COMPENSATION                         AWARDS             PAYOUTS
                             ---------------------------------------------   ------------------------   ----------
                                                                 OTHER
                                                                 ANNUAL      RESTRICTED    SECURITIES                 ALL OTHER
                             FISCAL                           COMPENSATION      STOCK      UNDERLYING      LTIP      COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)   BONUS($)       (1)($)      AWARD(S)($)   OPTIONS(#)   PAYOUTS($)      ($)(2)
---------------------------  ------   ---------   --------    ------------   -----------   ----------   ----------   ------------
Rowland Schaefer...........   2001    1,000,000   500,000             0           0         300,000         0                0
  Chairman of the Board,      2000    1,000,000         0             0           0               0         0                0
  President and Chief         1999    1,000,000         0             0           0               0         0                0
  Executive Officer of
  Claire's

Ira D. Kaplan..............   2001      331,273   200,000             0           0               0         0           13,166
  Senior Vice President,      2000      300,000   100,000             0           0         100,000         0           13,369
  Chief Financial             1999      225,000   100,000             0           0               0         0            3,027
  Officer and Treasurer of
  Claire's

Marla L. Schaefer..........   2001      327,115   125,000             0           0               0         0           12,719
  Vice Chairman of the Board  2000      297,115   100,000             0           0          25,000         0            8,577
  of Directors of Claire's    1999      256,000    50,000             0           0               0         0            3,267

E. Bonnie Schaefer.........   2001      252,315   125,000             0           0               0         0           10,556
  Vice Chairman of the Board  2000      268,269   125,000             0           0          25,000         0            9,013
  of Directors of Claire's    1999      182,000    60,000             0           0               0         0            3,163

Mark Smith.................   2001      328,125   195,900             0           0               0         0                0
  Chief Executive of          2000           --        --            --          --              --        --               --
  Claire's Accessories UK,    1999           --        --            --          --              --        --               --
  Ltd.

Marty Nealon...............   2001      433,237         0             0           0         300,000         0                0
  Former President and Chief  2000           --        --            --          --              --        --               --
  Operating Officer of        1999           --        --            --          --              --        --               --
  Claire's Boutiques, Inc.

---------------

(1) No amounts for executive perquisites and other personal benefits, securities or property are shown because the aggregate dollar amount per executive is the lesser of either $50,000 or 10% of annual salary and bonus.

(2) For fiscal year 1999, amounts represent matching contributions by us under our 401(k) profit sharing plan. For the fiscal years 2000 and 2001, amounts represent matching contributions by us under our 401(k) profit sharing plan and our management deferred compensation plan.

STOCK OPTION GRANTS

     The following table provides information on the grant of stock options to the named executive officers during the fiscal year ended February 3, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                                 -------------------------------------------------    POTENTIAL REALIZABLE
                                 NUMBER OF                                              VALUE AT ASSUMED
                                 SECURITIES    % OF TOTAL                            ANNUAL RATES OF STOCK
                                 UNDERLYING     OPTIONS      EXERCISE                  PRICE APPRECIATION
                                  OPTIONS      GRANTED TO    OR BASE                   FOR OPTION TERM(2)
                                  GRANTED     EMPLOYEES IN    PRICE     EXPIRATION   ----------------------
NAME                               (#)(1)     FISCAL YEAR     ($/SH)       DATE        5%($)       10%($)
----                             ----------   ------------   --------   ----------   ----------  ----------
Rowland Schaefer...............   300,000           50         17.81     02/16/10    3,309,362   8,434,441
Ira D. Kaplan..................         0          N/A           N/A          N/A          N/A         N/A
Marla L. Schaefer..............         0          N/A           N/A          N/A          N/A         N/A
Bonnie E. Schaefer.............         0          N/A           N/A          N/A          N/A         N/A
Mark Smith.....................         0          N/A           N/A          N/A          N/A         N/A
Marty Nealon...................   300,000           50         17.81     02/16/10          N/A         N/A

---------------

(1) Represents options to purchase shares of common stock, which were granted at fair market value on February 16, 2001. Subject to earlier vesting upon a change of control (as defined), the options vest and become exercisable in five equal annual installments commencing on the first anniversary of the date of grant so long as the employee is employed by us or any of our subsidiaries.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. The actual value, if any, that an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive officer will be at or near the assumed 5% or 10% levels. No potential realizable value was calculable for Ms. Nealon's options because such options were forfeited upon her cessation as an executive officer.

OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended February 3, 2001 by each of the named executive officers and the number and value of unexercised options held by each of the name executive officers on February 3, 2001.

                                                                        NUMBER OF        VALUE OF UNEXERCISED
                                                                       UNEXERCISED           IN-THE-MONEY
                                                                    OPTIONS AT FISCAL     OPTIONS AT FISCAL
                                                                       YEAR END(#)          YEAR-END($)(2)
                                       SHARES                       -----------------   ----------------------
                                     ACQUIRED ON       VALUE          EXERCISABLE/           EXERCISABLE/
NAME                                 EXERCISE(#)   REALIZED($)(1)     UNEXERCISABLE         UNEXERCISABLE
----                                 -----------   --------------   -----------------   ----------------------
Rowland Schaefer...................       N/A             N/A        37,500/300,000      14,750/327,000
Ira D. Kaplan......................       N/A             N/A         81,755/93,245            73,748/0
Marla L. Schaefer..................       N/A             N/A         50,000/25,000            49,165/0
Bonnie E. Schaefer.................       N/A             N/A         50,000/25,000            49,165/0
Mark Smith.........................       N/A             N/A        61,110/288,890      35,277/123,472
Marty Nealon.......................       N/A             N/A               N/A/N/A             N/A/N/A

---------------

(1) Represents the difference between the exercise prices and the fair market value of the common stock on the dates of exercise.

(2) Represents the difference between the closing price of the common stock on the New York Stock Exchange on February 2, 2001 ($19.69) and the exercise price of the options.

COMPENSATION OF DIRECTORS

     Our non-employee directors currently receive an annual retainer of $35,000 and are entitled to reimbursement for out-of-pocket expenses incurred in connection with the attendance at board of directors and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The board of directors has not established a compensation committee, except for the stock option committee and the special compensation committee.

     All decisions regarding the compensation of executive officers, with the exception of those made by the stock option committee and the special compensation committee, are determined by the board of directors as a whole. All directors participated in deliberations of the board of directors concerning annual performance-based compensation for the year ended February 3, 2001. Rowland Schaefer, Marla L. Schaefer and E. Bonnie Schaefer are officers and employees of Claire's or Claire's Boutiques. Each management director is asked to excuse himself or herself from discussions and decisions regarding his or her performance and compensation.

BOARD REPORT ON EXECUTIVE COMPENSATION

     The following Report on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report or the performance graph by reference therein.

     The board of directors (through the stock option committee and the special compensation committee) administers our executive compensation program which is structured to promote the achievement of our business goals and, thereby, to maximize corporate performance and shareholder return. Our executive compensation is based primarily upon

     - base salary;

     - grants of stock options; and

     - special achievement bonuses.

     The board believes that it is important to have stock incentives constitute a portion of each executive's compensation package in order to help align executive and shareholder interests. In determining the total amount and mixture of the compensation package for each executive officer, the board considers the overall value to each executive of his or her compensation package in light of numerous factors, including:

     - competitive position;

     - individual performance, including the expected contribution to our goals by each executive officer; and

     - our long-term needs and goals, including attracting and retaining key management personnel.

     The overall objectives of this strategy are as follows:

     - to attract and retain the best possible executive talent;

     - to motivate our executives to achieve goals inherent in our business strategy; and

     - to link executive and shareholder interests and to provide a compensation package that recognizes individual contributions as well as overall business results.

     In the final quarter of each fiscal year, the board reviews and approves an annual salary plan for our senior executives for the succeeding fiscal year. In formulating the plan, key executive positions are defined carefully in terms of scope and responsibility, job complexity, knowledge and experience required, and other relevant factors. Executive positions are ranked internally on the basis of these criteria, and a logical value relationship is established among them. The board also obtains and analyzes comparative industry, peer group and national compensation surveys. By reviewing the comparative industry data and other surveys, the board develops salary ranges for all senior executive positions and agrees upon each executive's base salary within the range, taking into account certain past performance factors, including how well objectives contributing to our success have been met by the executive, how well the executive's responsibilities have been fulfilled, the executive's growth in qualifications for the job, the executive's experience and accomplishment of personal goals and other aspects of performance, and the anticipated future contributions of the executive.

     We have also relied upon stock options to reward and incentivize the performance of executives. The board believes that stock options have been and remain an excellent vehicle for compensating our employees. Because the option exercise price for the employees generally equals or exceeds the price of our common stock on the date of grant, employees recognize a gain only if the value of our common stock increases. As a result, options effectively align the interests of our executive officers with our shareholders by tying a significant portion of each executive's total long-term compensation to our continued growth and appreciation of our shares. Also, the stock ownership gives employees a greater personal stake in us.

     In general, stock options granted to executive officers vest in equal annual installments over periods of four to nine years commencing on the first anniversary of the date of grant, so long as the executive remains employed with us or any of our subsidiaries. The size of the individual option grants are generally based upon competitive practice and the position level of the executive officer.

     The compensation paid to Rowland Schaefer, our Chairman of the Board, President and Chief Executive Officer, in the fiscal year ended February 3, 2001 is reflected in the table under "Executive Compensation-Summary Compensation Table" above. The base salary paid to Mr. Schaefer during the fiscal year ended February 3, 2000 was within the salary range developed by the board of directors based upon the base salaries of chief executive officers of comparable companies in the compensation surveys reviewed by the board of directors and took into account Mr. Schaefer's active role in our management, our financial performance during the prior fiscal year and the challenges and expectations for us in fiscal 2002, Mr. Schaefer's stature within the industry as a spokesman for Claire's and his more than 30 years of service as our senior executive officer. At the 2000 annual meeting, our shareholders approved the 2000 incentive compensation plan which provides for the annual payment of additional incentive compensation to Mr. Schaefer based upon the percentage increase in our consolidated pre-tax income. However, because there was no increase in our consolidated pre-tax income for fiscal 2001, no amounts were paid to him under the plan.

     The base salary of Ira Kaplan, our Chief Financial Officer, has been fixed at a level which the board believes is competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities.

     In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended. This section generally provides that no publicly held company shall be permitted to deduct compensation in excess of $1 million paid in any taxable year to its chief executive officer or any of its four other highest paid officers unless:

     - the compensation is payable solely on account of the attainment of performance goals;

     - the performance goals are determined by a compensation committee of two or more outside directors;

     - the material terms under which compensation is to be paid are disclosed to and approved by the shareholders of the company; and

     - the compensation committee certifies that the performance goals were met.

     The effect of Section 162(m) is applicable to us only in the case of our Chairman as he is the only of our current executive officers who has received compensation in excess of $1 million. The board currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to other executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. We believe that our stock option plans and the 2000 incentive compensation plan for our Chairman have been structured in a manner that satisfies the requirements of
Section 162(m).

     The foregoing information is provided by our board of directors.

                                          Rowland Schaefer
                                          Ira Kaplan
                                          Irwin L. Kellner, Ph.D.
                                          Bruce G. Miller
                                          Marla L. Schaefer
                                          E. Bonnie Schaefer
                                          Steven H. Tishman

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We lease from Rowland Schaefer & Associates (formerly Two Centrum Plaza Associates) approximately 33,000 square feet in Pembroke Pines, Florida, for our executive, accounting and finance offices. Rowland Schaefer & Associates is a general partnership of two corporate general partners which are owned by immediate family members of our Chairman of the Board, two of whom, namely Marla
L. Schaefer and E. Bonnie Schaefer, serve as directors on our board. Our annual base rent is approximately $574,000, and the lease provides for annual cost-of-living increases and a proportionate share of all taxes and operating expenses of the building. We exercised a five year option under the lease. The expiration date under the option period is September 30, 2005. The board of directors believes, based upon the report of an independent committee of the board, that the terms of the lease are no less favorable to us than those which would be obtained from an independent third party.

     See also "Compensation Committee Interlocks and Insider Participation."

                          CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total return of an investment in our common stock with an investment in the S&P 500 Stock Index and the S&P Retail (Specialty Apparel) Index for the five fiscal years ending February 3, 2001. This graph assumes the investment of $100 in our common stock, the S&P 500 and the S&P Retail (Specialty Apparel) Index on January 31, 1996 and assumes dividends are reinvested. Measurement points are on the last trading day of each of the five fiscal years.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                 AMONG CLAIRE'S STORES, INC., THE S&P 500 INDEX
                    AND S&P RETAIL (SPECIALTY APPAREL) INDEX

                                                                                                          S&P RETAIL (SPECIALTY
                                                  CLAIRE'S STORES, INC.              S&P 500                    APPAREL)
                                                  ---------------------              -------              ---------------------
Jan-96                                                  $  100.00                   $  100.00                   $  100.00
Jan-97                                                  $  168.49                   $  126.34                   $  126.62
Jan-98                                                  $  211.19                   $  160.34                   $  229.87
Jan-99                                                  $  236.76                   $  212.43                   $  390.40
Jan-00                                                  $  226.81                   $  234.41                   $  372.26
1-Jan                                                   $  240.46                   $  232.30                   $  347.60

---------------

* $100 invested on 01/31/96 in stock or index -- including reinvestment of dividends, fiscal year ending January 31.

                   RELATIONSHIP WITH OUR INDEPENDENT AUDITORS

     The firm of KPMG LLP has been our independent auditors since 1993 and will be our independent auditors for the current fiscal year unless the board of directors deems it advisable to make a substitution. One or more representatives of the firm is expected to attend the meeting and be available to respond to any appropriate questions. These representatives will be given an opportunity to make statements at the meeting if they so desire.

                     FEES PAID TO OUR INDEPENDENT AUDITORS

     The rules of the SEC require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal year ended February 3, 2001.

AUDIT FEES

     The aggregate fees billed by KPMG LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended February 3, 2001 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $317,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP billed no fees for professional services rendered to us for information technology services relating to financial information systems design and implementation for the fiscal year ended February 3, 2001.

ALL OTHER FEES

     The aggregate fees billed by KPMG LLP for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended February 3, 2001 were $286,000.

                                 MISCELLANEOUS

ANNUAL REPORT ON FORM 10-K

     We have mailed copies of our annual report with this proxy statement to holders of shares of common stock and Class A common stock as of the record date, April 26, 2001. We will provide without charge, to each holder of shares of common stock and Class A common stock as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended February 3, 2001 as filed with the SEC on the written request of any such holder addressed to our Director of Investor Relations at Claire's Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities, collectively referred to as the reporting persons, to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Such reporting persons are also required by SEC regulations to furnish us with copies of all such reports that they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during and with respect to the fiscal year ended February 3, 2001, all reporting persons have timely complied with all filing requirements applicable to them, except that Ms. Nealon, a former executive officer, filed her initial report on Form 3 in an untimely manner.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Shareholders interested in presenting a proposal to be considered for inclusion in the proxy statement for presentation at the 2002 annual meeting of shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by us on or before January 9, 2002.

     Shareholders interested in presenting a proposal for consideration at the 2002 annual meeting of shareholders must submit the proposal to and be received by us on or before April 6, 2002. If a proposal is not submitted and received by that date, the persons named in our proxy for the 2002 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2002 annual meeting.

                                 OTHER MATTERS

     As of the date of this proxy statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

                                          By order of the board of directors,

                                          ROWLAND SCHAEFER
                                          Chairman of the Board and President

May 9, 2001

                                                                      APPENDIX A

                       CHARTER OF THE AUDIT COMMITTEE OF
                             CLAIRE'S STORES, INC.

PURPOSE AND SCOPE

     This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Claire's Stores, Inc., a Delaware corporation (the "Company"). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

     - the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

     - the Company's systems of internal accounting and financial controls;

     - the independence and performance of the Company's outside auditors; and

     - compliance by the Company with any legal compliance and ethics programs as may be established by the Board and the Company's management from time-to-time.

     In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company's:

     - independent auditors,

     - internal accounting staff, and

     - management.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

     The Committee may request any officer or employee of the Company or any of its subsidiaries or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

     The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company's Proxy Statement for the Company's annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE

     The Committee shall be comprised of not less that three members of the Board. The members of the Committee shall meet all "independence" and qualification requirements of the rules and regulations of the New York Stock Exchange, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

     - has no relationship to the Company that may interfere with the exercise of his or her independent judgment; and

     - is financially literate or who becomes financially literate within a reasonable period of time after appointment to the Committee.

     In addition, at least one member of the Committee must have accounting or related financial management expertise.

     Under exceptional and limited circumstances, however, one director who is a former employee of the Company or an immediate family member of a former executive officer of the Company or any of its affiliates, but who fails to meet the independence requirements due to the three-year restriction period imposed by the rules and regulations of the New York Stock Exchange, may serve on the Committee if:

     - the Board determines in its business judgment that membership on the Committee by the individual is required in the best interests of the Company and its shareholders, and

     - the Company otherwise complies with all other requirements of the rules and regulations of the New York Stock Exchange with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time-to-time.

KEY RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

     1. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

     2. The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and manage business risk, as well as legal and ethical compliance programs. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company's Chief Financial Officer and other management personnel, to discuss the results of the Committee's examinations.

     3. The Committee shall:

        - ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

        - discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

        - recommend that the Board take appropriate action in response to the independent auditors' report to satisfy the Board of the auditors' independence.

     4. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors' judgment about the quality, not just acceptability, of the Company's accounting principles, the consistency of the Company's accounting policies and their application, and the clarity and completeness of the Company's financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

     5. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to shareholders in connection with the Company's annual meeting of shareholders.

     With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

Dated:  June 8, 2000

USE ONLY FOR COMMON STOCK

                             CLAIRE'S STORES, INC.

                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 14, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, a shareholder of CLAIRE'S STORES, INC. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Messrs. Rowland Schaefer and Harold E. Berritt, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held in the Wedgewood Room of the Pierre Hotel, 2 East 61st Street, New York, New York, on June 14, 2001 at 9:30 a.m., New York City time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated May 9, 2001, receipt of which, together with the Annual Report to Shareholders is hereby acknowledged, as follows:

1. Election of Directors by the holders of the Common Stock and the Class A Common Stock, voting together as a single class.

      [ ] FOR the nominees listed below: [ ] WITHHOLD AUTHORITY to vote for the nominees listed below:

 Rowland Schaefer Ira D. Kaplan Irwin L. Kellner, Ph.D. Steven H. Tishman Marla
L. Schaefer Bruce G. Miller E. Bonnie Schaefer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

                                  (Continued and to be SIGNED on the OTHER SIDE)

2. In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

        THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1.

                                              DATED: ---------------------, 2001

                                              ----------------------------------
                                              SIGNATURE

                                              ----------------------------------
                                              SIGNATURE IF HELD JOINTLY

                                              NOTE: Your signature should appear
                                              as your name appears hereon. When
                                              shares are held by joint tenants,
                                              both should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by the President or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

  THE BOARD OF DIRECTORS REQUESTS THAT YOU FILL IN, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

USE ONLY FOR CLASS A COMMON STOCK

                             CLAIRE'S STORES, INC.

                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 14, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, a shareholder of CLAIRE'S STORES, INC. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Messrs. Rowland Schaefer and Harold E. Berritt, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held in the Wedgewood Room of the Pierre Hotel, 2 East 61st Street, New York, New York, on June 14, 2001 at 9:30 a.m., New York City time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Class A Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated May 9, 2001, receipt of which, together with the Annual Report to Shareholders is hereby acknowledged, as follows:

1. Election of Directors by the holders of the Common Stock and the Class A Common Stock, voting together as a single class.

      [ ] FOR the nominees listed below: [ ] WITHHOLD AUTHORITY to vote for the nominees listed below:

 Rowland Schaefer Ira D. Kaplan Irwin L. Kellner, Ph.D. Steven H. Tishman Marla
L. Schaefer Bruce G. Miller E. Bonnie Schaefer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

                                  (Continued and to be SIGNED on the OTHER SIDE)

2. In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

        THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1.

                                              DATED: ---------------------, 2001

                                              ----------------------------------
                                              SIGNATURE

                                              ----------------------------------
                                              SIGNATURE IF HELD JOINTLY

                                              NOTE: Your signature should appear
                                              as your name appears hereon. When
                                              shares are held by joint tenants,
                                              both should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by the President or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

  THE BOARD OF DIRECTORS REQUESTS THAT YOU FILL IN, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.